Exhibit 99.1

   CastlePoint Holdings, Ltd. Holds Annual Meeting of Shareholders;
                Announces Results of Shareholder Votes

    HAMILTON, Bermuda--(BUSINESS WIRE)--Aug. 1, 2007--CastlePoint
Holdings, Ltd. (NASDAQ:CPHL) today announced the results of the shareholder votes at the Company's Annual General Meeting of Members (Shareholders) held in Hamilton, Bermuda on July 30, 2007.

    Robert S. Smith was elected as a Class A director for a three year term until the Annual General Meeting of Members in 2010.

    Shareholders also approved the following matters, which had been proposed by the Company's Board of Directors:

    -- the addition of 1,000,000 shares to the Company's Long-Term Equity Compensation Plan.

    -- amendment of the bye-laws to authorize the board of directors to determine the number of directors.

    -- reclassification of terms of directors in order that there shall be a non-employee director in each class of directors. As a result, Mr. Smith will remain a Class A director, Mr. Robbie will remain a Class B director whose term expires at the Annual General Meeting of Members in 2009, and Mr. Van Gorder will become a Class C director whose term expires at the Annual General Meeting of Members in 2008. Mr. Doyle will become a class B director. Mr. Lee will remain a class C director.

    -- reduction of share premium and the crediting of the contributed surplus account with the difference.

    The shareholders also ratified the selection of PricewaterhouseCoopers as independent auditors for the Company, and for the Company's two Bermuda based subsidiaries, CastlePoint Bermuda Holdings, Ltd., and CastlePoint Reinsurance Company, Ltd., for 2007.

    Finally, the shareholders approved the election of Joseph Beitz, Gregory Doyle and Joel Weiner as directors of CastlePoint Bermuda
Holdings, Ltd. and CastlePoint Reinsurance Company, Ltd.

    About CastlePoint Holdings, Ltd.

    CastlePoint, a Bermuda-based holding company, through its subsidiaries, CastlePoint Reinsurance Company, CastlePoint Management Corp., and CastlePoint Insurance Company, provides property and casualty insurance and reinsurance business solutions, products and services to small insurance companies and program underwriting agents in the United States.

    CPHL-F

    Cautionary Note Regarding Forward-Looking Statements

    The Private Securities Litigation Reform Act of 1995 provides a "safe harbor" for forward-looking statements. This press release or any other written or oral statements made by or on behalf of CastlePoint may include forward-looking statements that reflect CastlePoint's current views with respect to future events and financial performance. All statements other than statements of historical fact included in this press release are forward-looking statements. Forward-looking statements can generally be identified by the use of forward-looking terminology such as "may," "will," "plan," "expect," "intend," "estimate," "anticipate," "believe" or "continue" or their negatives or variations or similar terminology. All forward-looking statements address matters that involve risks and uncertainties. Accordingly, there are or will be important factors that could cause CastlePoint's actual results to differ materially from those indicated in these statements. The company believes that these factors include, but are not limited to, ineffectiveness or obsolescence of its business strategy due to changes in current or future market conditions; increased competition on the basis of pricing, capacity, coverage terms or other factors; greater frequency or severity of claims and loss activity, including as a result of natural or man-made catastrophic events, than CastlePoint's or its subsidiaries underwriting, reserving or investment practices anticipate based on historical experience or industry data; the Company's inability to obtain necessary governmental licenses; the Company's inability to hire and retain executive officers and other key personnel; the Company's inability to make certain acquisitions in a timely fashion necessary to fulfill the company's business plan; the effects of acts of terrorism or war; developments in the world's financial and capital markets that adversely affect the performance of the company's investments; changes in regulations or laws applicable to CastlePoint, its subsidiaries, brokers or customers including tax laws in Bermuda and the United States; acceptance, or lack thereof, of CastlePoint's products and services, including new products and services; changes in the availability, cost or quality of reinsurance and failure of CastlePoint's reinsurers to pay claims timely or at all; decreased demand for the company's insurance or reinsurance products; the effects of mergers, acquisitions and divestitures; changes in rating agency policies or practices; changes in legal theories of liability under CastlePoint's insurance policies or the policies that it reinsures; changes in accounting policies or practices; and changes in general economic conditions, including inflation and other factors. Forward-looking statements speak only as of the date on which they are made, and CastlePoint undertakes no obligation to update publicly or revise any forward-looking statement, whether as a result of new information, future developments or otherwise.

    For more information visit CastlePoint's website at http://www.castlepoint.bm/.

    CONTACT: CastlePoint Holdings, Ltd.
             Joel Weiner
             Senior Vice-President and CFO
             441-294-6409
             Joel.weiner@castlepoint.bm